Convertible Senior Notes	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Convertible Senior Notes
9.	CONVERTIBLE SENIOR NOTES
In July 2018, the Company issued RMB4,985 million (US$725 million) of convertible senior notes (the “Notes”) which will mature on July 1, 2025. The Notes will be convertible into the Company’s American depositary shares (“ADSs”), at the option of the holders, based on an initial conversion rate of 15.4776 of the Company’s ADSs per US$1,000 principal amount of Notes (which is equivalent to an initial conversion price of approximately US$64.61 per ADS and represents an approximately 42.5% conversion premium over the closing trading price of the Company’s ADSs on June 26, 2018, which was US$45.34 per ADS). The conversion rate for the Notes is subject to adjustments upon the occurrence of certain events. During the year ended December 31, 2020, the conversion rate was adjusted to 16.2937 of the Company’s ADSs per US$1,000 principal amount of Notes (which is equivalent to a conversion price of approximately US$61.37 per ADS) due to the cash dividend paid in April 2020. During the year ended December 31, 2021, the conversion rate was adjusted to 16.9816 of the Company’s ADSs per US$1,000 principal amount of Notes (which is equivalent to a conversion price of approximately US$58.89 per ADS) due to the cash dividend paid in April 2021.
The holders of the Notes may convert their notes, in integral multiples of US$1,000 principal amount, at any time prior to the day immediately preceding the maturity date. The Company will not have the right to redeem the Notes prior to maturity, except in the event of certain changes to the tax laws or their application or interpretation. The holders of the Notes will have the right to require the Company to repurchase all or part of their Notes in cash on July 1, 2023, or in the event of certain fundamental changes. As of December 31, 2020 and 2021, no Notes were converted into the Company’s ADSs.
The Notes bear interest at a rate of 1.25% per year and will be payable semiannually.
As of December 31, 2020 and 2021, the carrying value of the Notes was RMB4,658,966 and RMB4,565,292, including unamortized issuance cost of RMB71,659 and RMB54,843, respectively. The issuance costs are being amortized through interest expense over the period from July 2, 2018, the date of issuance, to July 1, 2025, the date of expiration, using the effective interest rate method which was 1.61% for the years
ended December 31, 2020 and 2021. Amortization and interest expenses related to the convertible senior notes amounted to RMB78,872 and RMB73,776 during the years
ended December 31, 2020 and 2021.
The conversion option meets the definition of a derivative. However, since the conversion option is considered indexed to the Company’s own stock and classified in stockholders’ equity, the scope exception is met and accordingly the bifurcation of the conversion option from the Notes is not required. There is no beneficial conversion feature attributable to the Notes as the set conversion prices for the Notes are greater than the respective fair values of the ordinary share price at date of issuance. Additionally, the feature of mandatory redemption upon maturity is clearly and closely related to the debt host and does not need to be bifurcated.
Based on above, the Company accounted for the Notes in accordance with ASC 470 “Debt”, as a single instrument under long-term debt. Issuance costs related to the Notes is recorded in consolidated balance sheet as a direct deduction from the principal amount of the Notes.